UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: April 27, 2010

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103-3615
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 27, 2010, Sunoco Logistics Partners L.P. issued a press release announcing its financial results for the first quarter of 2010. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2010, Sunoco Logistics Partners L.P. announced that Deborah M. Fretz, President and Chief Executive Officer of Sunoco Partners LLC (the “Company”), which is the general partner of Sunoco Logistics Partners L.P., will retire on July 1, 2010, after 33 years with the Company and Sunoco, Inc. At that time she will also retire as a Director of the Company.

In addition, on April 27, 2010, the Board of Directors of the Company appointed Lynn L. Elsenhans, age 53, as Chief Executive Officer of the Company, and Michael J. Hennigan, age 50, as President and Chief Operating Officer of the Company, effective July 1, 2010. Mr. Hennigan has also been elected to the Board of Directors of the Company effective April 27, 2010.

Ms. Elsenhans currently serves as Chairman of the Board of the Company. She also serves as Chairman of Sunoco, Inc., the Company’s parent corporation, which position she has held since January 2009, as well as President and Chief Executive Officer, positions she has held since August 2008. Prior to that, she was Executive Vice President of Global Manufacturing for Shell Downstream, Inc. from 2005 to 2008.

Mr. Hennigan currently serves as Vice President, Business Development of the Company, a position he has held since May 2009. Prior to that, he was Senior Vice President, Business Improvement from October 2008 to May 2009, Senior Vice President, Supply, Trading, Sales and Transportation from February 2006 to October 2008, and Vice President, Product Trading, Sales and Supply from March 2001 to February 2006 for Sunoco, Inc.

A copy of the press release announcing Ms. Fretz’s retirement, the appointment of Ms. Elsenhans as Chief Executive Officer of the Company, and the appointment of Mr. Hennigan as President and Chief Operating Officer of the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information in this report, being furnished pursuant to Items 2.02, 7.01, and 9.01 related thereto, of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press release dated April 27, 2010.

Forward-Looking Statements

Statements contained in the exhibits to this report that state Sunoco Logistics Partners L.P.’s (the “Partnership”) or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/S/ BRUCE D. DAVIS, JR.
Vice President, General Counsel and Secretary

April 27, 2010

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated April 27, 2010.